SCHEDULE 14C INFORMATION

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E-DEBIT GLOBAL CORPORATON
(Name of Registrant As Specified In Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 AND
 MANAGEMENT INFORMATION STATEMENT

E-DEBIT GLOBAL CORPORATION

This information is provided in connection with the Annual Meeting of the Shareholders of the Corporation to be held on September 12, 2012 at 10:00 AM at the Corporate Head Office located at #12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

July 16, 2012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of E-Debit Global Corporation (the “Corporation”) will be held on September 12, 2012 at 10:00 a.m. at #12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8 for the following purposes:

1.	to elect six (6) members of the Board of Directors for the ensuing year;

2.	to appoint qualified US Auditors for the Corporation and to authorize the Directors to fix their remuneration

3.	to appoint qualified Canadian Auditors for the Corporation and to authorize the Directors to fix their remuneration;

4	to amend the Articles of Incorporation to Increase the authorized common stock to ten billion (10,000,000,000) shares.

5.	to approve the E-Debit Global Corporation 2012 Equity Incentive Plan.

Only holders of our common stock of record at the close of business on June 29, 2012 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.  We are mailing these meeting materials to shareholders beginning July 27, 2012.

DATED at Calgary, Alberta this 16th day of July 2012.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas N. Mac Donald
President and Chief Executive Officer

TABLE OF CONTENTS

NON-SOLICITATION OF PROXIES.	1

NON-REGISTERED HOLDERS	1

QUORUM AND VOTING SHARES	2

PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS	3

PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS	5

PROPOSAL NUMBER TWO: APPOINTMENT OF AUDITORS (US)	14

PROPOSAL NUMBER THREE: APPOINTMENT OF AUDITORS (Canadian)	15

PROPOSAL NUMBER FOUR: AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 10,000,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 200,000,000	16
PROPOSAL NUMBER FIVE: APPROVAL OF THE E-DEBIT GLOBAL 2012 EQUITY INCENTIVE PLAN	17

AVAILABILITY OF DISCLOSURE DOCUMENTS	23

SHAREHOLDER PROPOSALS	23

E-DEBIT GLOBAL CORPORATION

INFORMATION STATEMENT

We are not asking you for a Proxy and you are requested not to send us a Proxy

NON-REGISTERED HOLDERS

Only registered holders as of the record date of June 29, 2012 of shares of the Corporation’s common stock (the “Common Shares”) and holders of shares of the Corporation’s preferred stock (the “Preferred Shares”) or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting.

In many cases, Common Shares of the Corporation beneficially owned by a holder (a “Non-Registered Holder”) are registered either:

(A)           in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds and registered educational savings plans and similar plans; or

(B)           in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

The Corporation has distributed copies of the Notice of Internet Access to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders.

Should a Non-Registered Holder wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder must obtain a proxy from their Intermediary. Non-Registered Holders should carefully follow the instructions of their Intermediaries.

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QUORUM AND VOTING SHARES

The Corporation has fixed June 29, 2012 as the record date (the “Record Date”) for the purpose of determining the shareholders entitled to receive the Notice of Meeting. As of June 29, 2012, there were 95,249,344 Common Shares issued and outstanding and 70,855,900 Preferred Shares issued and outstanding. Each Common Share and each Preferred Share carries the right to one (1) vote per share.  All of the holders of the Preferred Shares have given their proxies to vote their Preferred Shares to the Corporation’s Board of Directors.

Any shares that are registered at the close of business on the Record Date will entitle its holder or any proxy named by him or her to receive notice of and to vote at the Meeting and at any adjournment thereof. Shares may be voted for or be withheld from voting with respect to the election of directors and the appointment of auditors and the authorization of directors to fix their remuneration. On all other matters, the shareholders may vote for or against the proposal.

The Corporation will prepare an alphabetical list of shareholders entitled to vote as of the Record Date at the Meeting that shows the number of Common Shares and Preferred Shares held by each shareholder. The list of shareholders is available for consultation during usual business hours at the office of the Corporation’s transfer agent and registrar, Holladay Stock Transfer Inc., located at 2939 North 67th Place, Suite “C”, Scottsdale, Arizona 85251, and at the Meeting.

Unless otherwise indicated, the matters submitted to a vote at the Meeting must be approved by a majority of the aggregate of the votes cast by the holders of Common and Preferred Shares attending the meeting in person or by proxy.  Fifty percent (50%) of the voting shares constitutes a quorum sufficient to carry on with the Meeting.

The Chairman of the Meeting may conduct the vote on any matter by a show of hands of shareholders and proxy holders present at the Meeting and entitled to vote thereat unless a ballot is demanded by a shareholder present at the Meeting or by a proxy holder entitled to vote at the Meeting or unless the Chairman declares that proxies representing not less than five percent (5%) of the shares entitled to be voted at the Meeting would be voted against what would otherwise be the decision of the Meeting on such matter.

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PRINCIPAL HOLDERS, EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Corporation’s outstanding Common and Preferred stock as of June 29, 2012 for: each of its directors and executive officers individually; each person or group that it knows owns beneficially more than five percent (5%) of the Corporation’s common stock; and all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power.  The rules also deem common stock subject to options currently exercisable or exercisable within sixty (60) days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.  The applicable percentage of ownership for each shareholder is based on 95,249,344 shares of common stock outstanding plus 70,855,900 preferred shares plus 11,739,286 option shares outstanding as of June 29, 2012.  Except as otherwise indicated, the Corporation believes that the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Name and Address of Beneficial Owner Officers and Directors	Number of Common Shares Owned (8)	Percentage of Common Shares Owned	Number of Preferred Shares Owned	Percentage of Preferred Shares Owned
Douglas N. Mac Donald (1) St. Albert, Alberta Canada	11,029,176	11.53%	16,378,975	23.12%

Robert L. Robins (2) Calgary, Alberta Canada	3,416,792	3.53% %	1,803,150	2.54%

Dr. Roy L. Queen (3) Kamloops, B.C. Canada	6,300,725	6.54%	6,630,750	9.36%

Bernd Reuscher (4) Edmonton, Alberta Canada	4,925,000	5.11%	12,834,675	18.11%

Kim Law (5) Calgary, Alberta Canada	4,355,532	4.448%	750,000	1.06%

Sonja Dreyer (6) Calgary, Alberta Canada	2,604,830	2.70%	1,390,550	1.96%

Jack (John) Thomson (7) Kingston, Ontario Canada	3,475,120	3.56%	937,500	1.32%

Total shares owned by Officers and Directors	37,432,176	37.42% %	40,725,600	57.48%

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(1)      Doug Mac Donald          27,408,152 Shares
1,810,000 preferred shares are held in the name of Douglas  Mac Donald; 6,250,000 common shares are held in the name of Douglas  Mac Donald 2,750,000 preferred shares are held in the name of  Mr. Mac Donald’s’ wife Patricia Mac Donald; 3,000,100 preferred shares are held in the name of Mac Donald Venture Corp. of which Mr. Mac Donald  is the sole officer and Director; 3,326,500 preferred shares are held in the name of  797320 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director; 2,687,510 common shares are held in the name of 723352 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director, 1,791,900 preferred shares are held in the name of 723352 Alberta Ltd. of which Mr. Mac Donald is the sole officer and Director, 366,666 of these shares are held in the form of a  Directors Option giving Mr. Mac Donald the right to purchase up to 366,666 shares granted in 2010 at 0.20 per share with an expiry date of August 14, 2015, Doug Mac Donald is part owner of 989939 Alberta Ltd. with a share position of 3,293,075 preferred shares. *(50% is owned by Doug Mac Donald and 50% is owned by Bernd Reuscher, 1,725,000 Common shares are held in the name of Mac Donald & Associates Gaming Specialists Inc., of which Mr. Mac Donald is the sole officer and Director. and 407,400 Preferred shares are held in the name of Mac Donald & Associates Gaming Specialists Inc., of which Mr. Mac Donald is the sole officer and Director.

(2)      Bob Robins               5,219,942 Shares
1,900 preferred shares are held in the name of Robins Nest Holdings Inc.; 800,000 preferred shares are held in the name of Bob Robins; 1,001,250 preferred shares are held in the name of Robert L. Robins; 1,835,839 common shares are held in the name of Robert L. Robins, 1,214,286 of these shares are held in the form of stock options giving Mr. Robins the right to purchase up to 1,214,286 shares for $0.014 per share until January 14, 2015. 366,666 of these shares are held in the form of a Directors Option giving Mr. Robins the right to purchase up to 366,666 shares granted in 2010 at 0.20 per share with an expiry date of August 14, 2015.

(3)      Dr. Roy Queen          12,931,475 Shares
6,055,950 preferred shares are held in the name of Dr. Roy L. Queen; 5,148,700 common shares are held in the name of Dr. Roy L. Queen 52,025 common shares are held in the name of Drin Holdings Ltd., which is solely owned by Dr. Queen and 574,800 preferred shares are held in the name of Transural Inc., which is solely owned by Dr. Queen and 1,100,000 of these shares are held in the form of a Directors Option giving DR. Queen the right to purchase up to 1,100,000 shares  granted in 2010 at 0.20 per share with an expiry date of August 14, 2015.

(4)      Bernd Reuscher        17,759,675 Shares
2,479,100 preferred shares are held in the name of Bernd Reuscher; 3,825,000 common shares are held in the name of Bernd Reuscher. 7,062,500 preferred shares are held in the name of MBR Venture Corp. of which Mr. Reuscher is the sole officer and Director, Bernd Reuscher is part owner of 989939 Alberta Ltd. with a preferred share position of 3,293,075 shares. *(50% is owned by Bernd Reuscher and 50% is owned by Doug Mac Donald) and 1,100,000 of these shares are held in the form of a Directors Option giving Mr. Reuscher the right to purchase up 1,100,000 shares for $0.20 per share with an expiry date of August 14, 2015.

(5)      Kim Law                     5,105,532 Shares
1,488,865 common shares and 750,000 preferred shares are held in the name of Kim Law, and 2,500,000 of these shares are held in the form of stock options giving Mr. Law the right to purchase up to 2,500,000 shares for $0.014 per share until January 26, 2015. 366,666 of these shares are held in the form of a Directors Option giving Mr. Law the right to purchase up to 366,666 shares granted in 2010 at 0.20 per share with an expiry date of August 14, 2015.

(6)      Sonja Dreyer            3,995,380 Shares
1,504,830 common shares are held in the name of Sonja Dreyer, 15,500 Preferred shares are held in the name of Sonja Dreyer, 1,375,050 preferred shares are in 1035760 Alberta Ltd, a numbered Company wholly owned by Ms Dreyer, and 1,100,000 of these shares are held in the form of stock options giving Ms. Dreyer the right to purchase up to 1,100,000 shares for $0.014 per share until January 26, 2015.

(7)      Jack (John) Thomson         4,412,620 Shares
937,500 preferred shares are held in the name of John Thomson and 1,050,120 common shares are held in the name of Jack Thomson, 1,325,000 of these shares are held in the form of stock options giving Mr. Thomson the right to purchase up to 1,325,000 shares for $0.014 per share until January 26, 2015 and 1,100,000 of these shares are held in the form of a Directors Option giving Mr. Thomson the right to purchase up 1,100,000 shares for $0.20 per share with an expiry date of August 14, 2015.

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PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

For the upcoming fiscal year, management of the Corporation proposes the election of six (6) directors.  Management of the Corporation does not contemplate that any of the nominees will be unable or for any reason will be unwilling to serve as a director.  The election of the directors will be based on a plurality of votes, with the nominees receiving the most votes becoming members of the Board for the ensuing year. Each director will hold office until the next annual meeting of shareholders or until his successor is duly elected, unless he resigns or his office becomes vacant by removal, death or other causes. The following table states the name of each of the persons proposed to be nominated for election as director, all other positions and offices with the Corporation now held by such person, his or her principal occupation and the name and principal business of the person or company in which any such employment is carried on and the year in which such person became a director of the Corporation.

Name	Age	Title	Term of Service

Douglas N. Mac Donald	63	Director, President, CEO	07/98 to present

Robert L. Robins	71	Director/V.P./Sec. Treasurer	07/98 to present

Kim Law	45	Director/CFO/V.P. of Finance	CFO/VP - 6/99 to present Director – 8/02 to present

Dr. Roy Queen	68	Director	12/98 to present

Bernd Reuscher	69	Director	04/02 to present

Jack ( John) Thomson	83	Director	10/04 to present

Mr. Douglas N. Mac Donald – Chief Executive Officer, President and Director

Mr. Mac Donald is one of the original founders of E-Debit Global Corporation.  Retiring in March 1995 after twenty-five (25) years of service with the Royal Canadian Mounted Police, Mr. Mac Donald formed Mac Donald Gaming Specialists Inc. and Mac Donald Venture Corporation. Since 1998, Mr. Mac Donald has devoted his time to our development and the development of our subsidiary companies. Mr. Mac Donald is presently the Corporation’s President, Chief Executive Officer (“CEO”) and a member of the Board of Directors.

Mr. Robert L. Robins – Vice President and Director

Mr. Robins retired as a member of the Calgary Police Service in 1991 after serving in the Homicide and Criminal Intelligence Units. Prior to his employment with the Police Service, Mr. Robins was a member of the Canadian Armed Forces serving with U.N. Peace Keeping in the Middle East and NATO in Europe. After retiring from the Police Service, Mr. Robins was employed by Alberta Family & Social Services Fraud Investigation. Mr. Robins has a total of thirty-eight (38) years of experience in various levels of government, including federal, provincial and municipal.  Mr. Robins acts the Corporation’s Vice President and Director of Security and Compliance.

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Dr. Roy Queen, B.A., D.M.D., M.S.C., M.R.C.D. – Director

Dr. Roy Queen graduated with a Doctor of Medical Dentistry (D.M.D.) and a Master's Degree in Biological Science (M.S.C.) from the University of Manitoba. He has established a successful practice in Clinical Orthodontics in Kamloops, British Columbia and became a Fellow of the Royal College of Dentistry (M.R.C.D.) Dr. Queen has acted as an officer and director of several publicly traded companies and has been a member of the Corporation’s Board of Directors since December 2008.

Bernd Reuscher – Director

On April 30, 2002, Mr. Reuscher joined our Board of Directors.  Mr. Reuscher was employed for twenty (20) years by Siemens AG, one of the largest German multi-national companies. During his employment with Siemens AG, Mr. Reuscher held several senior executive positions in Europe, South America and Southeast Asia. Since 1994, Mr. Reuscher has been involved in the ownership and management of several private Canadian corporations in the areas of fast food franchising, fast food processing, land development, design and construction of high-end apartment buildings, corporate registries services and research and design of environmental products. Mr. Reuscher graduated in 1973 with an Engineering Degree in Telecommunications in Hamburg, Germany and is currently Counsel General of Germany for Alberta and a University of Alberta, Edmonton Governor.

Mr. Kim S. Law – Chief Financial Officer, Vice President of Finance and Director

Mr. Law has acted as our Chief Financial Officer, Vice President of Finance and Director since May, 2000. Mr. Law has been instrumental in establishing our financial controls and those of our subsidiary companies. From July 1999 to April 2000, Mr. Law was the Vice President of Finance of Kan-Can Resorts Ltd., a property development corporation. In the nine (9) years prior, Mr. Law was a controller in the hospitality and resort industry.  Mr. Law graduated in 2007 with a Bachelor of Applied Business Administration – Accounting & Information Technology Major and a Certified General Accountant designation in Calgary, Alberta, Canada and has acted as a Corporate Director since 2002.

Mr. Jack (John) Thomson – Director

Mr. Thomson joined the Corporation’s Board of Directors on October 23, 2004.  Mr. Thomson served in the Canadian military from 1943 to 1978 and retired with a rank of Colonel.  From 1978 to 1983, he was Vice-President and co-owner of the Seattle based automobile dealership, Auburn Lincoln Mercury Inc.  During this same period, Mr. Thomson was President and CEO of Auburn Import Export as well as Auburn Electronics.  In 1983, Mr. Thomson returned to Canada and became the CEO and Chief Operating Officer of International Tempest Corporation, a company which provides electronic security sensing devices. From 1986 to 1990, Mr. Thomson acted as an Executive Director of the Canadian Red Cross Society in Kingston and District Branch.

Presently, Mr. Thomson is the President, CEO of Cedar Island Sales and Service Ltd., an electronic gaming and lottery corporation and is an active member of the Board of Directors of the "Break Open Ticket Program Management Alliance".  He is currently the Chairman of the "Ethics and Education" committee.  From 1989 to 1995, Mr. Thomson served as Vice-Chairman of the Board of Directors of the Canadian Forces "Communication Museum" and later served as its Chairman and CEO. From 1994 to 1986, Mr. Thomson also served on the Board of Directors of the Canadian Red Cross, Kingston Ontario Division.

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In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Corporation (the “Board of Directors”), provided a quorum is present.  Votes may be cast or withheld with respect to the Proposal to elect each of the six (6) members of the Board of Directors for terms expiring at the Corporation’s Annual Meeting of Shareholders in 2013.  Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

Record holders of our common stock may cast one (1) vote for each director nominated for office and one vote for each other Proposal for each share held of record at the close of business on June 29, 2012.  .All of the holders of the Corporation’s Preferred Stock have given to the Board of Directors proxies to vote their shares at all meetings of shareholders which will be voted by a Board appointed member.  Approval of the matters before the meeting requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

SECTION 16 OF THE SECURITIES EXCHANGE ACT COMPLIANCE

The following represents each person who did file, on a timely basis, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years:

Name	Reporting Person	Form 3 # of transactions	Form 4 # of transactions	Form5 # of transactions
Douglas Mac Donald	Chief Executive Officer, President and Member of the Board of Directors	N/A	N/A	N/A
Robert Robins	Vice President, Sec., Treasurer and member of the Board of Directors	N/A	N/A	N/A
Sonja Dreyer	Vice President of Administration	N/A	N/A	N/A
Kim Law	Vice President of Finance and member of the Board of Directors	N/A	N/A	N/A
Bernd Reuscher	Member of the Board of Directors	N/A	N/A	N/A
Dr. Roy Queen	Member of Board of Directors	N/A	N/A	N/A
Jack Thomson	Member of Board of Directors	N/A	N/A	N/A

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash Compensation

Compensation paid by us for all services provided during the fiscal year ended December 31, 2011, (1) to each of our five (5) most highly compensated executive officers whose cash compensation exceeded $100,000 and (2) to all officers as a group is set forth below under directors.

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SUMMARY COMPENSATION TABLE OF EXECUTIVES

Name and Principal Position	Year	Salary	Stock Options	Stock Options Value
Douglas N. Mac Donald*	2009	$ 96,309	—	—
	2010	$123,215**	366,666	$73,333
	2011	$123,013	—	—

*Mr. Mac Donald receives his salary through his corporation, Mac Donald and Associates Gaming Specialists Inc. total $104,809 ($103,635 CDN) and $18,204 ($18,000 CDN) under Douglas Mac Donald.

** Effective March 1, compensation increased by $1,301 ($1,286 CDN) per month or $15,607 ($15,432 CDN) per year.

Name and Principal Position	Year	Salary	Stock Options	Stock Options Value
Kim Law*	2009	$ 99,513	—	—
	2010	$105,756	366,667	$73,333
	2011	$105,582	—	—

*Mr. Law receives his salary through his corporation, 1100307 Alberta Ltd. total $20,631 ($20,400 CDN) and $84,951 ($84,000 CDN) under Kim Law.

Compensation Pursuant to Management Contracts

Douglas N. Mac Donald, President/CEO
Effective March 1, 2010, Mac Donald & Associates Gaming Specialists Inc. received $104,981 (103,635 CDN) per annum payable monthly related to the ongoing management of Westsphere Asset Corporation, Inc. subsidiary companies.  The contracts allowed for automatic renewal every six (6) months subject only to any defaults by Mr. Mac Donald of the terms of the contract.  The contract also provides for a six (6) month severance package.

In addition, effective April 1, 2003, Douglas Mac Donald received ($18,000 CDN) per annum payable monthly.  The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Mac Donald of the terms of the contract.  The contract also provided for a six (6) month severance package.

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Kim Law, VP Finance/CFO
Effective March 1, 2007, 1100307Alberta Ltd. receives $20,400 CDN per annum payable monthly. The management contract provides for an automatic renewal every six (6) months subject only to any defaults by Mr. Law of the terms of the contract. The contract also provides for a six (6) month severance package. In addition, Mr. Law receives $84,000 CDN per annum payable semi-monthly. The contract allows for an automatic renewal every six (6) months subject only to any defaults by Mr. Law of the terms of the contract. The contract also provides for a six (6) month severance package.

Sonja Dreyer, VP Administration/ Executive Assistant to the Board of Directors
Effective July 1, 2005, Ms. Sonja Dreyer received $63,813 ($63,000 CDN) per annum payable monthly.  Ms. Sonja Dreyer received $45,581 ($45,000 CDN) and $18,232 ($18,000 CDN) under 1035760 Alberta Ltd.  The contract allows for an automatic renewal every six (6) months subject only to any defaults by Ms. Dreyer of the terms of the contract.  The contract also provided for a six (6) month severance package.

Other Compensation - None; no stock appreciation rights or warrants exist.

Compensation of Directors

Directors Douglas N. Mac Donald and Kim Law received compensation as set out above.  The Corporation did not pay any compensation for services provided by any other member of the Board of Directors during the fiscal year ended December 31, 2010.

Termination of Employment and Change of Control Arrangements
None.

Key Employees Incentive Stock Option Plan (The following shares and prices are post forward split of (5 to 1)

Options granted in year 2009 - Expiring in 2015

Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	10,075,000	$0.014
Robert L. Robins	3,000,000	$0.014
Kim Law	3,625,000	$0.014
Sonja Dreyer Sonja Dreyer exercised 2,250,000 Options in Dec 2009 Kim Law exercised 1,125,000 Options in January 2011 Robert Robins exercised 1,785,714 options in January 2011	4,750,000	$0.014

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Directors Options granted in 2010- Expiring August 14, 2015
Employee	Option Granted	Exercise Price
Douglas N. Mac Donald	366,666	0.20
Robert L. Robins	366,667	0.20
Kim Law	366,667	0.20
Dr. Roy Queen	1,100,000	0.20
Bernd Reuscher	1,100,000	0.20
John Thomson	1,100,000	0.20

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (CD&A) provides information on the compensation programs established for our "Named Executive Officers" during our fiscal year ended December 31, 2011. All information provided herein should be read in conjunction with the tables provided below.

Our Board of Directors is responsible for establishing, implementing and monitoring the policies governing compensation for our executives.  Currently our Board does not have a compensation committee.  Our officers are members of our Board of Directors and are able to vote on matters of compensation.  We are not currently under any legal obligation to establish a compensation committee and have elected not to do so at this time.  In the future, we may establish a compensation committee if the Board determines it to be advisable or we are otherwise required to do so by applicable law, rule or regulation. During the year ended December 31, 2011 our Board did not employ any outside consultants to assist in carrying out its responsibilities with respect to executive compensation, although we have access to general executive compensation information regarding both local and national industry compensation practices.  In future periods we may participate in regional and national surveys that benchmark executive compensation by peer group factors such as company size, annual revenues, market capitalization and geographical location.

The executive employment market in general is very competitive due to the number of companies with whom we compete to attract and retain executive and other staff with the requisite skills and experience to carry out our strategy and to maintain compliance with multiple Federal and State regulatory agencies.  Many of these companies have significantly greater economic resources than our own. Our Board has recognized that our compensation packages must be able to attract and retain highly talented individuals that are committed to our goals and objectives, without at this time paying cash salaries that are competitive with some of our peers with greater economic resources.  Our compensation structure is weighted towards equity compensation in the form of options to acquire common stock, which the Board believes motivates and encourages executives to pursue strategic opportunities while managing the risks involved in our current business stage, and aligns compensation incentives with value creation for our shareholders.

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Components of Our Executive Compensation Program

Our current executive compensation program is entirely salary based.  In the future we intend to incorporate additional components we believe are necessary in order for the Company to provide a competitive compensation package relative to our peers and to provide an appropriate mix between short-term and long-term cash and non-cash compensation. Elements of our future executive compensation are likely to include:

     o    Base Salary
     o    Stock Awards
     o    Other benefits available to all employees
     o    Items specific to our President and Chief Executive Officer per an employment agreement

Base Salary: At present we do not have a salary structure for employees and Executives, and amounts are based on skill set, knowledge and responsibilities.  Base salaries may be established as necessary. During the year ended December 31, 2010 the Chief Executive Officers received a salary increase of $15,635.

Stock Awards:  A portion of compensation paid to our executives will be equity based.  We believe equity compensation helps align the interests of our executives with the interests of our shareholders. In that regard, our executives' compensation is subject to downside risk in the event that our common stock price decreases. In addition, we believe stock awards provide incentives to aid in the retention of key executives.  Stock compensation awards were granted to directors during the year ending December 31, 2010.

Other Benefits: Our Executive Officers and employees receive group benefits plan.

Corporate Governance

Independence of the Board of Directors

The Company is not required by any exchange or market to meet any standard of independence.  The Board of Directors has adopted the NASDAQ definition of an independent director.  After review of all relevant transactions or relationships between each director and the Company and our senior management and our independent auditors, our Board has affirmatively determined that each of Mr. Reuscher, Dr. Queen and Mr. Thomson are independent directors.

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Meetings of the Board of Directors and Board and Member Attendance
Our full Board of Directors met 2 times in Fiscal 2012, either telephonically or in person, while each of the committees met at least four times.  Each incumbent Board member attended seventy-five percent or more of the aggregate of the meetings of the Board that were held during the period for which he or she served as a director.

Director Nominees
The Board does not have a nominating committee, which the Board of Directors determined is not necessary given the relatively small size of the Company’s Board of Directors, management team and operations. Director nominees are selected, or recommended for the Board’s selection, by a majority of the independent directors.  The Board does not have a written charter regarding its director nomination process and will consider candidates for directors proposed by shareholders.  Not less than 90 days prior to the next meeting of the Board at which the slate of Board nominees is adopted, the Board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the shareholder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the Board, as well as a list of references.

The director nominees are identified through a combination of referrals, including by management, existing directors and shareholders, where warranted. Once a candidate has been identified, the Board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, one or more of our directors may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to shareholders for election to the Board.

Among the factors that the Board considers when evaluating proposed nominees are their experience in the bioscience, chemical and/or pharmaceutical industries, knowledge of and experience with business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from the candidate prior to reaching a determination. The Board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

We do not have a formal diversity policy for selecting members of our Board. However, we do believe that it is important that our Board members collectively bring the experiences and skills appropriate to effectively carry out their responsibilities with respect to our business both as conducted today and as we plan for our longer-term strategic objectives. We therefore seek as members of our Board individuals with a variety of perspectives and the expertise and ability to provide advice and oversight in financial and accounting controls; research and development and regulatory affairs; business strategy; business development; and corporate governance, among other key areas of our business.

The Board received no shareholder recommendations for nomination to the Board in connection with the Meeting. There are six director nominees for the Meeting, all of whom are incumbent directors standing for reelection.

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The Board's Leadership Structure

We do not have a policy on whether the same person should serve as both the principal executive officer and Chairman of the Board or, if the roles are separate, whether the Chairman of the Board should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time based on the position and direction of the Company and the membership of the Board.  Currently, the positions of Chairman and Chief Executive Officer are combined and held by Mr. Mac Donald Mr. Mac Donald’s in-depth knowledge of the Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board of Directors and see that key issues and recommendations are brought to the attention of the Board, providing an effective leadership structure. Having the Chief Executive Officer serve as the Chairman also helps to ensure that the Chief Executive Officer understands and can implement the recommendations and decisions of the Board.

Shareholder Communications with our Board of Directors

Shareholders may communicate appropriately with our directors by sending written correspondence addressed to Sonja Dreyer, Executive Vice President, E-Debit Global Corporation, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8.  The Executive Vice President will maintain a log of all correspondence so received and will deliver as soon as practicable such correspondence to the identified director addressee(s). The correspondence will not, however, be delivered if there are safety, security, appropriateness or other concerns that mitigate against delivery of the correspondence, as determined by the Executive Vice President in consultation with legal counsel. The Board or individual directors so addressed shall be advised of any correspondence withheld. The Board or individual director, as applicable, will generate an appropriate response to all validly received shareholder correspondence and will direct the Executive Vice President to send the response to the particular shareholder.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  Since 2005 we have reviewed our requirements and circumstances related to the preparation of such a code of ethics for presentment to our Board of Directors.

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Audit Committee

Our Board of Directors does not currently have an audit committee as such functions are performed by the Board of Directors acting as a whole.

Compensation Committee

Our Board of Directors does not currently have a compensation committee as such functions are performed by the Board of Directors acting as a whole.

Family Relationships

There is no family relationship between any director, executive or person nominated or chosen by the Company to become a director or executive officer.

Director Attendance at Annual Meeting

All of our Board members then serving attended the annual meeting of shareholders held on September 17, 2011.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

To the knowledge of the Corporation, no director, officer, proposed nominee for election as a director of the Corporation, any associate or affiliate of said persons has any material interest in a transaction having been concluded since the commencement of the Corporation’s last two (2) fiscal years or has an interest in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

The Corporation does not have an audit committee nor does it have a nomination Committee.

PROPOSAL NUMBER TWO

APPOINTMENT OF U.S. AUDITORS

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint qualified auditors Schumacher & Associates, Inc. as the U.S. auditors of the Corporation, for the fiscal year ending December 31, 2012 and to authorize the directors to fix their remuneration.

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

It is not expected that any representative of Schumacher & Associates, Inc. will be present at the meeting, and thus, they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

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PROPOSAL NUMBER THREE

APPOINTMENT OF CANADIAN AUDITORS

At the Meeting, the shareholders will be asked to approve an ordinary resolution to appoint Sam Yeung as the Canadian auditor for the Corporation for the next year and to authorize the directors to fix their remuneration.

A majority of the votes cast must be in favor of this resolution in order for it to be approved.

Sam Yeung has been the Corporation’s auditors since December 1999.  It is not expected that any representative of Sam Yeung will be present at the meeting, and thus, they will not be available to make a statement at the meeting or to respond to questions from the shareholders.

Audit Fees

The aggregate fees billed for each of the last two (2) fiscal years for professional services rendered by Cordovano and Honeck LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-Q quarterly reports and services normally provided by Cordovano and Honeck LLP, in connection with statutory and regulatory filings or engagements were $46,706 for the fiscal year ended 2010 and $11,313 for the fiscal year ended 2011.

Effective August 23, 2011, Westsphere appointed Schumacher & Associates Inc. as our new auditor. The Company’s previous independent accountant, Cordovano & Honeck was dismissed.  Cordovano & Honeck’s consent letter was filed in the 8-K to Securities and Exchange Commission on August 29, 2011.  The aggregate fees billed during 2011for professional services rendered by Schumacher & Associates Inc. for the audit of our annual financial statements and review of financial statements included in our Form 10-Q quarterly reports and services normally provided by Schumacher & Associates Inc., in connection with statutory and regulatory filings or engagements were $15,650.

Audit-Related Fees

There were no fees for other audit related services for the fiscal years ended 2010 and 2011.

Tax Fees

There were no fees for tax compliance, tax advice, and tax planning for the fiscal years ended 2010 and 2011.

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All Other Fees

There were no other aggregate fees billed in either of the last two fiscal years for products and services provided by Cordovano and Honeck LLP and Schumacher & Associates Inc. other than the services reported above.

PROPOSAL NUMBER FOUR

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 10,000,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 200,000,000.

Article II of the Company's Articles of Incorporation, as amended (the "Articles of Incorporation") authorizes the maximum number of shares outstanding at any time shall be One Hundred Million (100,000,000) shares of common stock with no preemptive rights, no par value and 75,000,000 shares of preferred stock, no par value.  On July 06, 2012, the Director approved submitting to the Shareholders, an amendment to the Articles of Incorporation to authorize Ten Billion (10,000,000,000) shares of common stock, no par value and Two Hundred Million (200,000,000) shares of preferred stock, no par value.  Each share of common and preferred stock is entitled to one vote.   These additional shares of common and preferred stock will have the same rights, privileges, preferences and restrictions as the Company’s shares of common stock which are currently authorized.  The text of the amended Article II is attached as an exhibit to this Information Statement.

The general purpose and effect of the amendment to the Company's Articles of Incorporation is to authorize Ten Billion (10,000,000,000) shares of common stock and Two Hundred Million (200,000,000) shares of preferred stock, no par value. Such increase is not attributable to a specific transaction, or anticipated transaction. As such, no consideration has been received or is to be received by the Company for a transaction underlying the increase in common and preferred stock.  The reason for the increase is to be able to use the additional shares as a tool to attract companies to engage in mergers and acquisitions with the Company. The general effect upon the rights of the existing security holders as a result of the increase in common and preferred stock is an overall dilution of the Company’s stock and the inherent effects that increasing the Company’s outstanding common stock has on shareholder value based on the dilutive impact of the additional authorized shares. If the Director deems it to be in the best interests of the Company and the stockholders of the Company to issue additional shares of common or preferred stock in the future from authorized shares, the Director generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.
The affirmative vote of majority of the common shares present at the Meeting in person or by proxy is required to adopt Proposal Number Four.

Dissenters' Right of Appraisal

The Colorado Revised Statutes do not provide for dissenters’ rights of appraisal in connection with the proposed action.

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PROPOSAL NUMBER FIVE

APPROVAL OF THE E-DEBIT GLOBAL 2012 EQUITY INCENTIVE PLAN

In June 2012, the Board of Directors adopted, subject to shareholder approval, the Company’s 2012 Equity Incentive Plan (the “2012 Plan”). The 2012 Plan has a share reserve of 500,000,000 shares. The Company believes that appropriate equity incentives are critical to attracting and retaining the best employees in its industry. The approval of this proposal will enable the Company to continue to provide such incentives. The Board has full discretion to determine the number of awards to be granted to participants under the 2012 Plan, subject to an annual limitation on the total number of awards that may be granted to any employee. Prior to the Annual Meeting, the Company will not grant any awards under the 2012 Plan.

Summary of the 2012 Plan
The following is a summary of the material terms of the 2012 Plan. It is qualified in its entirety by the specific language of the 2012 Plan, a copy of which is available to any shareholder upon request.

General
The 2012 Plan provides for the grant of incentive and non-statutory stock options as well as stock appreciation rights, restricted stock, restricted stock units, performance units and shares and other stock-based awards. Incentive stock options granted under the 2012 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Non-statutory stock options granted under the 2012 Plan are not intended to qualify as incentive stock options under the Code.

Purpose
The purpose of the 2012 Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract and retain persons eligible to receive options under the 2012 Plan and by motivating such persons to contribute to the growth and profitability of the Company.

Administration
The 2012 Plan is administered by the Board of Directors and its designees. The Board has the power to construe and interpret the 2012 Plan and, subject to the provisions of the 2012 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration to be paid upon exercise of an award, and other terms of the award. The Board of Directors is authorized to delegate administration of the 2012 Plan to a committee of outside directors. As used herein with respect to the 2012 Plan, the “Board” refers to any such committee, as well as to the Board of Directors itself.

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Stock Subject to the 2012 Plan
The share reserve under the 2012 Plan will be equal to 500,000,000 shares. If awards granted under the 2012 Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated awards will then be available for grant under the 2012 Plan. Shares subject to awards will be charged against the 2012 Plan share reserve on the basis of one (1) share for each one (1) share granted. Any shares returned to the reserve as described above will be returned on the same basis as they are charged.

Eligibility
Awards other than incentive stock options generally may be granted only to employees, directors and consultants of the Company, or certain related entities or designated affiliates. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. As of July 6, 2012, approximately 20 persons would have been eligible to receive grants under the 2012 Plan.

No incentive stock options may be granted under the 2012 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the 2012 Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000. In order to permit awards to qualify as “performance based compensation” under Code Section 162(m) no employee may be granted awards in excess of the following in each fiscal year of the Company:

•	Stock options and stock appreciation rights: No more than 500,000,000 shares.

•	Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than 50,000,000 shares.

•	Performance share awards: No more than 50,000,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit awards: No more than $5,000,000 for each full fiscal year contained in the performance period of the award.

Options and Stock Appreciation Rights
The following is a description of the general terms of options and stock appreciation rights under the 2012 Plan. Individual grants may have terms that differ from those described below.
Exercise Price; Payment.  The exercise price of incentive stock options under the 2012 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of non-statutory stock options and stock appreciation rights may not be less than the fair market value of the stock subject to the award on the date of the option grant. On July 6, 2012, the closing price of the Company’s Common Stock as reported on the OTC Bulletin Board was $0.001 per share. The exercise price of options granted under the 2012 Plan must be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership of shares of Common Stock of the Company owned by the optionee having a fair market value not less than the exercise price, (iii) for optionees who are employees, in the Company’s sole and absolute discretion, by delivery of a promissory note, (iv) in any other form of legal consideration acceptable to the Board, or (v) any combination of the above.

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No Repricing.  The 2012 Plan does not permit the Company to lower the exercise price of options or stock appreciation rights without further shareholder approval.

Exercise.     Options and stock appreciation rights granted under the 2012 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board provided that the holder’s employment by, or service as a director or consultant to the Company or certain related entities or designated affiliates (“service”) continues from the date of grant until the applicable vesting date. Shares covered by awards granted under the 2012 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an award may be exercised.

Term.  The maximum term of options and stock appreciation rights under the 2012 Plan is five years, except that in certain cases (see “Eligibility” above) the maximum term is five years. The 2012 Plan provides for earlier termination of an award due to the holder’s cessation of service.

Restrictions on Transfer

Incentive stock options granted under the 2012 Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. A non-statutory stock option or stock appreciation right is not transferable in any manner other than (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary taking effect upon the death of the optionee, (iii) by delivering written notice to the Company that the optionee will be gifting to certain family members or other specific entities controlled by or for the benefit of such family members, and such other transferees as the Board may approve.

Restricted Stock Units
The Board may grant restricted stock units under the 2012 Plan, which represent a right to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the company. The Board may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Board, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Board may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

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Restricted Stock Awards
The Board may grant restricted stock awards under the 2012 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the company. The Board determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Board specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested.

Unless otherwise provided by the Board, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will grant the Board of Directors an irrevocable proxy to vote the shares until the restriction is lifted at which time the Participant will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Performance Awards
The Board may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the determines in writing and sets forth in a written agreement between the company and the participant. To the extent compliance with Section 162(m) of the Code is desired, a committee comprised solely of “outside directors” under Section 162(m) shall act with respect to performance awards, and “Board” as used in this section shall mean this committee.

These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and a value set by the Board. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Board will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the company and each subsidiary corporation consolidated with the company for financial reporting purposes, or such division or business unit of the company as may be selected by the Board.

The Board, in its discretion, may base performance goals on one or more of the following such measures: sales revenue, gross margin, operating margin, operating income, pre-tax profit, earnings before stock-based compensation expense, interest, taxes, depreciation and amortization, net income, expenses, the market price of our common stock, earnings per share, return on shareholder equity, return on capital, return on net assets, economic value added, market share, customer service, customer satisfaction, safety, total shareholder return, free cash flow, net operating income, operating cash flow, return on investment, employee satisfaction, employee retention, balance of cash, cash equivalents and marketable securities, product development, research and development expenses, completion of an identified special project, completion of a joint venture or other corporate transaction, completion of negotiations related to asset sales or other measures as determined by the Board.

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The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Board. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Board, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Board will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Board retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Board may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Board.

In its discretion, the Board may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the company’s common stock. The Board may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Board may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Board, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period.

If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2012 Plan provides that, unless otherwise determined by the Board, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards
The 2012 Plan authorizes the Board to establish a deferred compensation award program. If and when implemented, participants designated by the Board who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units.

Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant’s service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock units.

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A holder of deferred stock units has no voting rights or other rights as a shareholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Board in the participant’s award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Other Stock-Based Awards
The Plan permits the Board to grant other awards based on the Company’s stock or on dividends on the Company’s stock.

Effect of Certain Corporate Events
In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, the Board of Directors at its sole discretion shall determine whether or not adjustments will be made in the number and class of shares subject to the 2012 Plan and to any outstanding awards, in the Section 162(m) per employee grant limit (see “Federal Income Tax Information — Potential Limitation on Company Deductions,” below), and in the exercise price per share of any outstanding awards. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option or stock appreciation right be decreased to an amount less than par value of the stock subject to the award.

If a change in control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company’s rights and obligations under the outstanding awards or substitute substantially equivalent awards for such corporation’s stock. Awards that are not assumed, replaced or exercised prior to the change in control will terminate. The Board may grant awards that will accelerate in connection with a change in control. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination
The Board may amend or terminate the 2012 Plan at any time. If not earlier terminated, the 2012 Plan will expire on the fifth anniversary of shareholder approval.  The Board may also amend the 2012 Plan at any time or from time to time. However, no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the 2012 Plan; (ii) change the class of persons eligible to receive incentive stock options; or (iii) modify the 2012 Plan in any other way if such modification requires shareholder approval under applicable law, regulation or rule.

Specific Grants
Awards under the 2012 Plan are discretionary. Accordingly, it is not possible to determine the number of awards that may be granted under the 2012 Plan to specific individuals.

Tax Consequences. Tax aspects of awards granted under the 2012 Plan may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2012 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

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AVAILABILITY OF DISCLOSURE DOCUMENTS

Copies of the Corporation’s Annual Report (including audited financial statements and management’s discussion and analysis) and this Information Statement may be obtained on request from the Secretary of the Corporation. The Corporation may require the payment of a reasonable charge when the request is made by someone other than a shareholder. Only one (1) annual report and information statement will be delivered by the Corporation to multiple security holders sharing the same address unless the Corporation receives contrary instructions from one (1) or more of the security holders.  Upon receipt of a written or oral request, the Corporation shall cause to be delivered, a separate copy of its Annual Report and this Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and instructions as to how a security holder can notify the Corporation that the security holder wishes to receive a separate copy of an Annual Report or Information Statement.  Security holders can direct notification to the Corporation that the security holder wishes to receive a separate Annual Report and/or Information Statement in the future by calling (403) 290-0264.  Security holders sharing an address can request delivery of a single copy of Annual Reports and/or Information Statements if they are receiving multiple copies of such documents by calling the same telephone number. Security holders can direct notification to the Corporation that the security holder wishes to receive the Annual Report and/or Information Statement in the future via the secure website by contacting Sonja Dreyer at www.edebitglobal.com- via fax 403-290-1266 via e-mail sonjad@edebitglobal.com or calling (403) 290-0264.

SHAREHOLDER PROPOSALS

For the next annual meeting of the shareholders of the Corporation, shareholders must submit to the Corporation any proposal that they wish to be included in the Corporation’s Proxy Statement and Form of Proxy no later than 12:00 hrs (noon) December 30, 2012.  The written proposal must be received at the Corporation’s principal executive offices located at 12, 3620 – 29th Street N.E. Calgary, Alberta, T1Y 5Z8, Attention: Sonja Dreyer

Any notice of a shareholder proposal submitted outside the processes described above shall be considered untimely after 12:00 hrs (noon) December 30, 2012.

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
E-DEBIT GLOBAL CORPORAT1ON

    E-DEBIT GLOBAL CORPORATION, a Colorado corporation, having hereinafter referred to as the “Corporation”) hereby certifies that:

    FIRST:    The Corporation desires to amend its Articles of Incorporation in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect as hereinafter provided.

    SECOND:     The provisions set forth in these Articles of Amendment to the Articles of Incorporation amend and supersede the original provisions of the Articles of Incorporation as amended.

    THIRD:    The Articles of Incorporation of the Corporation are hereby amended by striking in their entirety Article II, inclusive, and by substituting in lieu thereof the following:

“ARTICLE II.
AUTHORIZED CAPITAL

    Section 1.   Authorized Capital.  The total number of shares of all classes which the Corporation shall have authority to issue shall be amended to 10,200,000,000 of which 10,000,000,000 shall be Common Shares, no par value and 200,000,000 shall be Preferred Shares, no par value.

    Section 2.   Preferred Shares.  The designations, preferences, limitations and relative rights of the Preferred Shares are:

 (a) Any dividends declared by the Board of Directors, in the form of stock, cash or otherwise, shall be distributed to the Corporation’s shareholders as follows: (a) seventy-five percent (75%) of such dividend shall be distributed to the holders of the Preferred Shares on a pro rata basis; and (b) the remaining twenty-five (25%) shall be distributed to the holders of the Preferred Shares and the Common Shares, on a pro rata basis, with one share of Preferred Stock and one share of Common Stock being treated equally.

(b) In the case of a sale of any of the Corporation's business operations or in the event of a wind up or a liquidation of the Corporation's assets, the remaining cash to be distributed to the shareholders shall be distributed on the same basis as described in paragraph (a) above.

(c) The issued Preferred Shares shall be eligible to vote at all shareholder meetings with the same ranking and affect as the Common Shares of the company, but the holders of the Preferred Shares grant an irrevocable proxy to the Corporation’s  Board of Directors to vote the Preferred Shares at any duly called Shareholder meeting, and the Board of Directors will determine the amount of proceeds to be distributed from the sale of any of the Company's assets and will determine whether any dividend will be issued by the Corporation.  The Board of Directors will determine the date that such dividend will be paid.

(d) Unissued Shares of Preferred Stock may be divided into such additional series as may be established, from time to time, by the Board of Directors.  The Board of Directors, from time to time, may fix and determine the designation and number of shares of any series and the relative rights and preferences of the shares of any series so established as to distinguish the shares thereof from the shares of all other series.  The Board of Directors is also authorized, within limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any such series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares that series.

Section 3.    Common Shares.

A.           The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors.

FOURTH:   The amendment was unanimously authorized by the Board of Directors of the Corporation on the 6th. day of July 2012.

FIFTH:        The amendment was adopted by a majority of the shareholders of the Corporation the Annual Meeting of the Shareholders of the Corporation held on September 12, 2012 and the number of votes cast approving the amendment was sufficient for approval of the amendment.

IN WITNESS WHEREOF, the undersigned, the President, has executed these Articles of Amendment to the Articles of Incorporation effective this ____. day of September 2012,

Douglas MacDonald, President

E-DEBIT GLOBAL CORPORATION

2012 Equity Incentive Plan

1.	Establishment, Purpose and Term of Plan.	1

1.1	Establishment	1

1.2	Purpose.	1

1.3	Term of Plan	1

2.	Definitions and Construction.	1

2.1	Definitions	1

2.2	Construction	7

3.	Administration.	7

3.1	Administration by the Committee	7

3.2	Authority of Officers	7

3.3	Administration with Respect to Insiders	7

3.4	Committee Complying with Section 162(m)	7

3.5	Powers of the Committee	7

3.6	Indemnification	9

3.7	Arbitration	9

3.8	Repricing Prohibited	9

4.	Shares Subject to Plan.	9

4.1	Maximum Number of Shares Issuable	9

4.2	Adjustments for Changes in Capital Structure	10

5.	Eligibility and Award Limitations.	10

5.1	Persons Eligible for Awards	10

5.2	Participation	11

5.3	Incentive Stock Option Limitations.	11

5.4	Award Limits.	11

6.	Terms and Conditions of Options.	12

6.1	Exercise Price	12

6.2	Exercisability and Term of Options.	13

6.3	Payment of Exercise Price.	13

6.4	Effect of Termination of Service.	13

7.	Terms and Conditions of Stock Appreciation Rights.	15

7.1	Types of SARs Authorized	15

7.2	Exercise Price	15

7.3	Exercisability and Term of SARs	15

7.4	Deemed Exercise of SARs	15

7.5	Effect of Termination of Service	15

7.6	Nontransferability of SARs	15

8.	Terms and Conditions of Restricted Stock Awards.	16

8.1	Types of Restricted Stock Awards Authorized	16

8.2	Purchase Price	16

8.3	Purchase Period	16

8.4	Vesting and Restrictions on Transfer	16

8.5	Voting Rights; Dividends and Distributions	16

8.6	Effect of Termination of Service	17

8.7	Nontransferability of Restricted Stock Award Rights	17

9.	Terms and Conditions of Performance Awards.	17

9.1	Types of Performance Awards Authorized	17

9.2	Initial Value of Performance Shares and Performance Units	17

9.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	18

9.4	Measurement of Performance Goals	18

9.5	Settlement of Performance Awards	19

9.6	Voting Rights; Dividend Equivalent Rights and Distributions	19

9.7	Effect of Termination of Service	19

9.8	Nontransferability of Performance Awards	20

10.	Terms and Conditions of Restricted Stock Unit Awards.	20

10.1	Grant of Restricted Stock Unit Awards	20

10.2	Vesting	20

10.3	Voting Rights, Dividend Equivalent Rights and Distributions	20

10.4	Effect of Termination of Service	21

10.5	Settlement of Restricted Stock Unit Awards	21

10.6	Nontransferability of Restricted Stock Unit Awards	21

11.	Deferred Compensation Awards.	21

11.1	Establishment of Deferred Compensation Award Programs	21

11.2	Terms and Conditions of Deferred Compensation Awards	22

12.	Other Stock-Based Awards.	23

13.	Effect of Change in Control on Options and SARs.	23

13.1	Accelerated Vesting	23

13.2	Assumption or Substitution	24

13.3	Effect of Change in Control on Restricted Stock and Other Type of Awards	24

14.	Compliance with Securities Law.	24

15.	Tax Withholding.	24

15.1	Tax Withholding in General	24

15.2	Withholding in Shares	24

16.	Amendment or Termination of Plan.	25

17.	Miscellaneous Provisions.	25

17.1	Repurchase Rights	25

17.2	Provision of Information	25

17.3	Rights as Employee, Consultant or Director	25

17.4	Rights as a Shareholder	25

17.5	Fractional Shares	25

17.6	Severability	25

17.7	Beneficiary Designation	26

17.8	Unfunded Obligation	26

COLORADO ADDENDUM TO E-DEBIT GLOBAL CORPORATION 2012 EQUITY INCENTIVE PLAN

E-Debit Global Corporation
2012 Equity Incentive Plan

Establishment, Purpose and Term of Plan.

Establishment.  The E-Debit Global Corporation 2012 Equity Incentive Plan (the “Plan”) is hereby adopted ___________, 2012 subject to approval by the shareholders of the Company (the date of such approval, the “Effective Date”).

Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s shareholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.

Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.  However, Awards shall not be granted later than five (5) years from the Effective Date.  The Company intends that the Plan comply with Section 409A of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed.

Definitions and Construction.

Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

“Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities.  For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

“Award” means any Option, SAR, Restricted Stock Award, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.

“Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

“Board” means the Board of Directors of the Company.

“Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(y)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

“Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.  The Committee shall have the exclusive authority to administer the Plan and shall have all of the powers granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

“Company” means E-Debit Global Corporation, a Colorado corporation, or any Successor.

“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company.

“Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.

“Director” means a member of the Board or of the board of directors of any Participating Company.

“Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

“Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

“Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable.

Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

“Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

“Non-Control Affiliate” means any entity in which any Participating Company has an ownership interest and which the Committee shall designate as a Non-Control Affiliate.

“Nonemployee Director” means a Director who is not an Employee.

“Non-statutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

 “Officer” means any person designated by the Board as an officer of the Company.

“Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.

An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company.

“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

“Participant” means any eligible person who has been granted one or more Awards.

“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

“Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

“Performance Award” means an Award of Performance Shares or Performance Units.

“Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

“Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

“Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

“Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

“Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

“Restricted Stock Award” means an Award of Restricted Stock.

“Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 11, as applicable, and the Participant’s Award Agreement.

“Restriction Period” means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

“SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

“Section 162(m)” means Section 162(m) of the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

“Stock-Based Awards” means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 11 of the Plan.

“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

“Successor” means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

“Vesting Conditions” means those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

Administration.

Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

Committee Complying with Section 162(m).  While the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-statutory Stock Options;

to determine the Fair Market Value of shares of Stock or other property;

to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

to approve one or more forms of Award Agreement;

to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

to delegate to any proper Officer the authority to grant one or more Awards, without further approval of the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (ii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Committee.

Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

Arbitration.  Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association.  By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

Repricing Prohibited.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Awards having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof.  This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code section 424(a) applies, within the meaning of Section 424 of the Code.

Shares Subject to Plan.

Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be [five hundred million (500,000,000)] and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  When a SAR settled in shares of Stock is exercised, the total number of shares subject to the SAR Agreement with respect to which the exercise occurs shall count against the limit, regardless of the number of shares actually issued in settlement of the SAR.  Shares used to pay the exercise price of an option shall not again become available for future grant or issuance under the Plan.  Shares used to satisfy tax withholding obligations shall not become available for future grant or issuance under the Plan.  To the extent an Award is settled in cash rather than shares of Stock, such cash payment shall not reduce the number of shares available for issuance under the Plan.

Adjustments for Changes in Capital Structure.  Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number.  The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

Eligibility and Award Limitations.

Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.  For purposes of the foregoing sentence, “Employees,” “Consultants”and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

Participation.  Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Incentive Stock Option Limitations.

Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Non-statutory Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

Award Limits.

Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed [five hundred million (500,000,000)] shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2.

Section 162(m) Award Limits.  The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

Options and SARs.  Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than [fifty million (50,000,000)] shares of Stock reserved for issuance under the Plan.

Restricted Stock, Restricted Stock Unit Awards and Performance Shares.
Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, or Performance Shares, for more than [fifty million (50,000,000)] shares of Stock in the aggregate under the Plan. The Board may grant restricted stock awards under the 2012 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the company. The Board determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Board specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested.

Unless otherwise provided by the Board, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will grant the Board of Directors an irrevocable proxy to vote the shares until the restriction is lifted at which time the Participant will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Performance Units.  Subject to adjustment as provided in Section 4.2, no Employee shall be granted Performance Units which could result in such Employee receiving more than [fifty million (50,000,000)] for each full fiscal year of the Company contained in the Performance Period for such Award.  No Participant may be granted more than one Performance Award for the same Performance Period.

Terms and Conditions of Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

Exercisability and Term of Options.

Option Vesting and Exercisability.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option offered or granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate five (5) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.

Participant Responsibility for Exercise of Option.  Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time.  By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant’s request.  The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.

Payment of Exercise Price.

Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

Limitations on Forms of Consideration.

Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

Payment by Promissory Note.  No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law.  Any permitted promissory note shall be on such terms as the Committee shall determine.  The Committee shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company.  Unless otherwise provided by the Committee, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

Effect of Termination of Service.

Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.

Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

Terms and Conditions of Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

Exercisability and Term of SARs.

Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.

Freestanding SARs.  Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of five (5) years after the effective date of grant of such SAR.

Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.

Non-transferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Terms and Conditions of Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may or may not require the payment of cash compensation for the stock.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4.  If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

Purchase Price.  The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.

Purchase Period.  A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder.

Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.  However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

Nontransferability of Restricted Stock Award Rights.  Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

Terms and Conditions of Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

Types of Performance Awards Authorized.  Performance Awards may be in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share.  Each Performance Unit shall have an initial value determined by the Committee.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  To the extent compliance with the requirements under Section 162(m) with respect to “performance-based compensation” is desired, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

Performance Measures.  Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry.  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Committee:  [(i) sales revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before stock-based compensation expense, interest, taxes and depreciation and amortization; (vii) earnings before interest, taxes and depreciation and amortization; (viii) earnings before interest and taxes; (ix) net income; (x) expenses; (xi) the market price of the Stock; (xii) stock price; (xiii) earnings per share; (xiv) return on shareholder equity; (xv) return on capital; (xvi) return on net assets; (xvii) economic value added; (xviii) market share; (xix) customer service; (xx) customer satisfaction; (xxi) safety; (xxii) total shareholder return; (xxiii) free cash flow; (xxiv) net operating income; (xxv) operating cash flow; (xxvi) return on investment; (xxvii) employee satisfaction; (xxviii) employee retention; (xxix) balance of cash, cash equivalents and marketable securities; (xxx) product development; (xxxi) research and development expenses; (xxxii) completion of an identified special project; (xxxiii) completion of a joint venture or other corporate transaction;] (xxxiv) completion of negotiations related to asset sales of the company or subsidiary;]  or (xxxv) such other measures as determined by the Committee consistent with this Section 9.4(a).

Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

Settlement of Performance Awards.

Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award that is not intended to constitute “qualified performance based compensation” to a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  With respect to a Performance Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.

Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash in a lump sum or in installments, shares of Stock (either fully vested or subject to vesting), or a combination thereof, as determined by the Committee.

Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited.  Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock.  The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become non-forfeitable, as determined by the Committee.  Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5.  Dividend Equivalents shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.

Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

Terms and Conditions of Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

Vesting.  Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled.  Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock.  The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.  Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

Nontransferability of Restricted Stock Unit Awards.  Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

Deferred Compensation Awards.

Establishment of Deferred Compensation Award Programs.  This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section.  The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award or Performance Unit.

Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

Vesting Conditions.  Deferred Compensation Awards shall not be subject to any vesting conditions.

Terms and Conditions of Stock Units.

Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled.  Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock.  The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement.  Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.

Settlement of Stock Unit Awards.  A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award.  The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award.  Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.  Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

Nontransferability of Stock Unit Awards.  Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

Other Stock-Based Awards.

In addition to the Awards set forth in Sections 6 through 11 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.

Effect of Change in Control on Options and SARs.

Accelerated Vesting.  The Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

Assumption or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options or stock appreciation rights for the Acquiring Corporation’s stock.  Any Options or SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.  Notwithstanding the foregoing, shares acquired upon exercise of an Option or SAR prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.  Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options or SARs immediately prior to an Ownership Change Event described in Section 2.1(y)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Board otherwise provides in its discretion.

Effect of Change in Control on Restricted Stock and Other Type of Awards.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock or Other Type of Award that, in the event of a Change in Control, the lapsing of any applicable Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement; provided, however, that such acceleration or waiver shall not occur to the extent an Award is assumed or substituted with a substantially equivalent Award in connection with the Change in Control.  Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Tax Withholding.

Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or Net Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

Amendment or Termination of Plan.

The Board or the Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee.  In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

Miscellaneous Provisions.

Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

Rights as a Shareholder.  A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.  Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion.  In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company.  A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.

COLORADO ADDENDUM TO

E-DEBIT GLOBAL CORPORATION 2012 EQUITY INCENTIVE PLAN

This Addendum to the E-Debit Global Corporation 2012 Equity Incentive Plan (the “Plan”) is intended to apply to all Awards granted under the Plan.  Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Addendum.  Notwithstanding any provision contained in the Plan to contrary and to the extent required by applicable law, the Plan is hereby amended as follows:

1.           Exercise Price.  To the extent required by applicable securities law of Colorado (“Applicable Colorado  Law”), the exercise price per share for an Award shall be not less than eighty five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Award.  Notwithstanding the above, to the extent required by Applicable Colorado Law, the exercise price per share for an Award shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Award if the recipient possesses more than 10% of the total combined voting power of the Company as described by Applicable Colorado Law.

2.           Exercisability of stock options.  To the extent required by Applicable Colorado Law, with the exception of an Option granted to an officer, a director or a consultant of the Company, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Participant’s continued Service.

3.           Effect of Termination of Service.  Subject to earlier termination of the Option as otherwise provided by the Plan or Option Agreement and unless a longer exercise period is provided by the Committee in the grant of an Option and set forth in the Option Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested.  To the extent required by Applicable Colorado Law, the Option shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this section (or such longer period specified in the Option Agreement and thereafter shall terminate:

A.           Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian, legal representative, or other person who acquired the right to exercise the Option by reason of the Participant’s death, as applicable) at any time prior to the expiration of six (6) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option (the “Option Expiration Date”).

B.           Other Termination of Service.  If the Participant’s Service terminates for any reason, except for Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

4.           Repurchase Provisions.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Award or RSU and set forth in the Agreement memorializing the Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Company shall have the option to repurchase for the cash purchase price paid by the Participant any shares acquired by the Participant which remain subject to restrictions as of the date of the Participant’s termination of Service; provided, however, that with the exception of shares acquired by an officer, a director or a consultant of the Company, the Company’s repurchase option must lapse, to the extent required by Applicable Colorado Law, at the rate of at least twenty percent (20%) of the shares per year over the period of five (5) years from the effective date of grant of the Award and the repurchase option must be exercised, if at all, for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days following the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

5.           Information.  To the extent required by Applicable Colorado Law, at least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant.  The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information.

PLAN HISTORY AND NOTES TO COMPANY

July 6, 2012	Board adopts Plan with a reserve of five hundred million (500,000,000) shares.
September 12, 2012	Shareholders approve Plan.